Exhibit 99.1

[LOGO]

Roger Moyer President and Chief Executive Officer

Today’s Topics What we have built and accomplished Our model and strategic focus Our focus on execution, alignment and profitability Results – building out our core businesses while building out our business lines

In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward looking statements include words such as believes, expects, anticipates and other similar expressions. Shareholders should note that many factors could affect the future financial results of Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the possibility that increased demand or prices for Sterling’s financial services and products may not occur; volatility in interest rates; and other risks and uncertainties. Sterling undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K. Forward Looking Statement Disclosure

As disclosed in our press release filed as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on December 27, 2006, on December 31, 2006, Sterling divested three related lines of business associated with its insurance segment. 2004-2006 period results have been reclassified to treat the divested businesses as discontinued operations. These reclassifications had no effect on net income or stockholders’ equity. Unless otherwise noted, the financial information included in this presentation relates only to Sterling’s continuing operations. Although management believes that the financial information reflected in this presentation is accurate, neither 2006 nor reclassified 2004 and 2005 financial information, due to discontinued operations, had been audited as of the date of this presentation. Discontinued Operations

Non-GAAP Measurement     The efficiency ratio is a non-GAAP financial measure that we believe provides readers with important information regarding Sterling’s results of operations. Comparison of Sterling’s efficiency ratio with that of other companies’ may not be appropriate, as they may calculate their ratio in a different manner. Sterling’s calculation of the efficiency ratio is computed by dividing non-interest expenses, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases. Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation for comparable capital leases, which nets interest expense against interest income. The efficiency ratio excludes unusual items, including gains on securities activities, interest collected on charged-off loans, etc.   Return on realized equity is a non-GAAP financial measure, as it is calculated by taking net income, divided by average shareholders equity, excluding average other comprehensive income. We believe the presentation of return on realized equity provides a reader with a better understanding of our financial performance based on economic transactions, as it excludes the impact of unrealized gains and losses on securities available for sale and derivatives used in cash flow hedges, which can fluctuate based on interest rate volatility. Return on tangible equity (ROTE), as referred to in our presentation, is a non-GAAP financial measure that excludes the impacts of intangible assets and goodwill on net income and equity. We show this ratio, compared to our reported return on realized equity ratio, to separate the impact of purchase accounting adjustments caused mostly by our recent acquisitions.   Sterling, in referring to its net income, is referring to income determined in conformity with U. S. generally accepted accounting principles (GAAP).   Although we believe that the above-mentioned non-GAAP financial measures enhance readers’ understanding of our business and performance, these non-GAAP measures should not be considered an alternative to GAAP. In addition, depreciation on operating leases have been netted against non-interest income in the following discussion, to be consistent with the efficiency ratio presentation, which presents net revenues on operating leases.

Stock Symbol SLFI On NASDAQ Stock Market/ the NASDAQ Global Select Market

Corporate Profile Sterling Financial Corporation is a balanced, diversified financial services company based in Lancaster, Pennsylvania. Total assets of $3.3 billion Investment assets under administration of $2.8 billion Organized into two revenue groups – Banking Services Group and Financial Services Group

Growth Timeline Historical Timeline for Sterling Financial Corporation 1987 Sterling Financial Corporation formed as a bank holding company of First National Bank of Lancaster County and its subsidiary Town & Country Leasing First National Bank of Lancaster County name changed to Bank of Lancaster County, N. A. 1999 First National Bank of North East joins Sterling Financial Corporation Lancaster Insurance Group, LLC, formed as Sterling Financial Corporation joint venture affiliate 2000 Bank of Hanover and Trust Company joins Sterling Financial Corporation Bank of Lebanon County formed as Sterling Financial Corporation affiliate 2001 Professional Services Group formed as Sterling Financial Corporation affiliate 2002 Sterling Financial Trust Company formed from Bank of Lancaster County's wealth management group and Bank of Hanover's investment services group Equipment Finance LLC joins Sterling Financial Corporation Correspondent Services Group formed as Sterling Financial Corporation affiliate 2003 PennSterling Bank formed as Sterling Financial Corporation affiliate Delaware Sterling Bank formed as Sterling Financial Corporation affiliate Sterling Financial Settlement Services, LLC, formed as Sterling Financial Corporation joint venture affiliate Church Capital Management, LLC, joins Sterling Financial Corporation Bainbridge Securities Inc. joins Sterling Financial Corporation 2004 StoudtAdvisors, with CapRisk and the Lancaster Chamber Healthcare Plan, joins Sterling Financial Corporation Lancaster Insurance Group, LLC, becomes a wholly-owned subsidiary of Sterling Financial Corporation Pennsylvania State Bank joins Sterling Financial Corporation 2005 Delaware Sterling Bank & Trust Company opens as newly chartered bank Infinity Investment Advisors acquired and becomes part of Church Capital Management 2006 Bay Net Financial joins Sterling Financial Corporation First National Bank of North East and Bay Net A Community Bank come together to serve Cecil and Harford counties in Maryland under the new name Bay First Bank StoudtAdvisors and Professional Services Group sold as well as certain Lancaster Insurance Group, LLC accounts

Business Descriptions BANKING SERVICES GROUP Banks Bank of Lancaster County, N. A. – provides consumer and commercial banking services to Lancaster County and Chester County, Pa., through 32 branches. Bank of Lebanon County – provides consumer and commercial banking services in Lebanon County, Pa., through two branches in Lebanon. Bank of Hanover and Trust Company – provides consumer and commercial banking services through 18 branches in York and Adams counties in Pennsylvania and Carroll County, Md. Bay First Bank (formerly First National Bank of North East and Bay Net A Community Bank) – provides consumer and commercial banking services through six branches in Cecil and Harford counties in Maryland. Delaware Sterling Bank & Trust Company – provides consumer and commercial banking services in northern Delaware through an office in Christiana, Del. PennSterling Bank – provides consumer and commercial banking services in Berks County, Pa., through an office in Wyomissing and an office in Exeter Township. Pennsylvania State Bank – provides consumer and commercial banking services through six branches in Dauphin and Cumberland counties, Pa. Correspondent banking services Correspondent Services Group – sells Sterling Financial Corporation's correspondent banking services in the Mid-Atlantic region to other companies within the financial services industry from its Lancaster, Pa., headquarters. FINANCIAL SERVICES GROUP Specialty commercial financing Equipment Finance LLC – provides financing of forestry and land-clearing equipment to companies from Maine to Florida from its headquarters in Lititz, Pa. Fleet and equipment leasing Town & Country Leasing, LLC – provides, as a national lessor, vehicle and equipment leasing and financing solutions to customers and vendors plus credit/portfolio management solutions to financial institutions from its headquarters in Lancaster, Pa. Trust, investment and brokerage services Bainbridge Securities Inc. – offers securities and investment products as a full-service broker-dealer to Sterling banking customers system wide from its headquarters in Yardley, Pa. Church Capital Management, LLC – provides investment advisory and portfolio management services to Sterling banking customers system wide from its offices in Hanover, Hershey, Yardley and Lancaster, Pa. Sterling Financial Trust Company – offers wealth management, investment and trust services from offices in Lancaster, York, Gettysburg and Hanover in Pennsylvania and an office in North East, Md. Insurance services Lancaster Insurance Group, LLC – provides a select group of insurance products from its headquarters in Lancaster, Pa. Sterling Financial Settlement Services, LLC – provides title insurance and real estate settlement services for consumer and commercial customers from its Lancaster, Pa., headquarters.

Who We Are Sterling Banking Services Group affiliates provide a full range of traditional banking services: Retail and business deposits Consumer and commercial loans Savings accounts and certificates of deposits Credit and debit cards ATMs and online banking Cash management services Merchant payment services International services Correspondent banking services

Who We Are Sterling Financial Services Group affiliates provide: Specialty commercial financing Fleet and equipment leasing Investment, trust and brokerage services Insurance services

Group Net Income Contributions - 2006 44.0% 56.0% Banking Services Group Financial Services Group

2007 edition of America’s Finest Companies by The Staton Institute Mergent Dividend Achiever for history of consecutively increasing dividends 50 Fastest Growing Companies in Central Pennsylvania 2005 Business of the Year Finalist in Central Pennsylvania Sterling Recognitions

Where We Are Today Sterling’s Presence In addition to Sterling Financial Corporation and Bank of Lancaster County, Lancaster is the headquarters for Equipment Finance, Town & Country Leasing, Sterling Financial Trust Company, Lancaster Insurance Group, Sterling Financial Settlement Services and Correspondent Services Group. Church Capital Management and Bainbridge Securities have their home offices in Yardley, Pa. Corporate Headquarters: Sterling Financial Corporation 101 North Pointe Blvd. Lancaster, PA 176044133 www.sterlingfi.com Symbol on NASDAQ Stock Market: SLF1

Our Mission We are building a strong, broad based financial services company, with integrity as our cornerstone and an unwavering focus on our customers, employees, shareholders, and communities. Our people, who are the Sterling Financial Corporation, will deliver solutions that provide superior results for our customers and our company.

Our Vision At Sterling Financial Corporation Employees are engaged. Customers are valued. Communities are supported. Shareholders are rewarded. Our business is about Making Money and Having Fun while we do it!

Our Strategic Focus Continue to build a strong, broad-based and balanced financial services company Expanding into growth markets Adding new companies, competencies and core products Following customer relationship management model Focusing on our people through employment partnership

Support our Communities Make Money, Have Fun Focus on Three Strategies Customer Customer Strategy Shareholder Shareholder Strategy People People Strategy Communities

2002 and 2003 – building years (products and platform) On-going since 2004 – focus on alignment and strategy execution REVENUES DRIVE GROWTH Growth Strategy

High Performance Markets Medium Performance Markets Low Performance Markets potential markets – a long term view Looking Ahead

Our Design for High Performance Building a balanced, diversified financial services organization Expansion in growing markets A focus on our customers A focus on our people A focus on our shareholders

Tito L. Lima Chief Financial Officer and Treasurer

Earnings per share – 10 % or better Return on average realized equity – 16 % or better Efficiency ratio – 60% or lower Key Metrics

2006 Financial Highlights Impact of Discontinued Operations Net Income (millions). Diluted Earnings Per Share Return on Assets Return on Realized Equity Return on Tangible Equity Efficiency Ratio $ 36.5 $ 1.24 1.2% 11.9% 17.6% 65.0% Discontinued Operations Continuing Operations $ (5.1) $ (0.17) (0.2%) (1.7%) (1.0%) 5.9% $ 41.6 $ 1.41 1.4% 13.6% 18.6% 59.1% Sterling

2006 Financial Highlights* Period-end Assets (billions) Period-end Loans, net (billions) Period-end Deposits (billions) Net Income (millions) Diluted earnings per share Fee Income / Total Revenue Return on Assets Return on Realized Equity Return on Tangible Equity Efficiency Ratio $ 3.3 $ 2.4 $ 2.6 $ 41.6 $ 1.41 25.2% 1.4% 13.6% 18.6% 59.1% 2006 2005 % Change $ 3.0 $ 2.1 $ 2.2 $ 39.1 $ 1.33 24.5% 1.4% 13.9% 18.7% 59.5% * Continuing operations 10.5% 12.2% 17.5% 6.5% 6.0%

Measurements – 2006 (0.1%) 6.0% Diluted Earnings Per Share Growth 58.1% 59.1% Efficiency Ratio* 12.7% 13.6% Return on Average Realized Equity Peers (median) Sterling** Ratio * See Non-GAAP measurement slide for efficiency ratio definition ** Continuing operations Sterling Financial Corporation's peer group: Community Banks, Inc. (CMTY), First Commonwealth Corporation (FCF), F.N.B. Corporation (FNB), Fulton Financial Corporation (FULT), Harleysville National Corporation (HNBC), National Penn Bancshares, Inc. (NPBC), S&T Bancorp, Inc. (STBA), Sandy Spring Bancorp, Inc. (SASR), Sun Bancorp, Inc. (SNBC), and Susquehanna Bancshares (SUSQ)

Annual Growth In Diluted Earnings Per Share* Year Ended December 31, 2006 Prior periods have been adjusted for 5-for-4 stock splits. *Continuing operations Compounded Average Growth Rate (CAGR) – 11.2% $1.41 $0.83 $0.94 $1.08 $1.33 $1.20 2001 2002 2003 2004 2005 2006

Return On Average Realized Equity See Non-GAAP measurement slide for definitions Continuing operations (1)(2) (1) (2) 2004 ROTE – 17.0% 2005 ROTE – 18.7% 2006 ROTE – 18.6% (1) (2) (1) (2) (1) (2)

Efficiency Ratio See Non-GAAP measurement slide for efficiency ratio definition Continuing operations (1)(2) (1) (2) Efficiency ratio excluding purchase accounting: 2004 – 59.7% 2005 – 58.5% 2006 – 58.3%

41.3% 58.7% 37.8% 36.4% 35.2% 34.5% 62.2% 63.6% 64.8% 65.5% 35.7% 64.3% Revenues * *Continuing operations; excludes securities gains. (in millions) Compounded Average Growth Rate (CAGR) – 13.7%

Net Interest Margin (FTE Basis)

Capital Ratios* *as of September 30, 2006 12.8% 11.8% 10.2% 6.0% 10.0% 5.0% 8.0% 4.0% 4.0% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% Leverage Ratio Tier One Capital Ratio Total Capital Ratio Actual Well Capitalized Minimum

Asset Quality Ratios ALLL / Total Loans ALLL / NPL NPL / Total Loans Net Charge-Off Ratio 2001 2002 2003 2004 2005 2006 1.01% 1.00% 0.98% 0.99% 1.00% 0.99% 126% 111% 315% 417% 460% 635% 0.80% 0.90% 0.31% 0.24% 0.22% 0.16% 0.17% 0.08% 0.14% 0.10% 0.11% 0.15% December 31,

Sterling Financial Corporation Value of 100 shares purchased 06/30/1987 (dividends reinvested) Stock Performance 1987-2006 CAGR 13.41% $3,525 $41,069.57

Comparative Returns 16.7% 22.7% 12.5% 13.8% 6.2% 15.8% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 24.00% 28.00% 1 Year 5 Year SLFI NASDAQ S&P 500

Stock Liquidity Institutional Ownership Outstanding Shares Shares Traded Daily Analysts Covering Sterling 2.70% 12,546,477 12,888 0 2000* 2002* 7.0% 16,923,069 20,280 2 *ending 12/31 2006* 18.96% 29,664,161 48,840 6

Why Own Sterling? Sterling Financial Corporation has: 10% plus earnings per share growth annually Consistent dividend growth Enhanced liquidity of Sterling Financial Corporation shares Diverse business lines and revenue streams

Why Own Sterling? Sterling Financial Corporation has: High growth markets Strong capital to fund growth Excellent credit quality Engaged employees Experienced leadership

For Additional Information Please visit our web site at: www.sterlingfi.com